Exhibit 99.1

Bowman Consulting Group Announces Third Quarter 2021 Financial Results

Reston, Va., November 10, 2021 (BUSINESS WIRE) – Bowman Consulting Group Ltd. (Nasdaq: BWMN) (“Bowman” or the “Company”), a national engineering services firm supporting owners and developers of the built environment, today announced results of operations for the three and nine months ended September 30, 2021, which include record revenue.

“The third quarter was the highest revenue quarter in company history, as we continue to experience strong demand across our end markets,” said Gary Bowman, Chairman and CEO of Bowman. “This was our first full quarter as a public company, and I could not be more pleased with how we have executed on our business strategy. Since becoming a public company, we have closed on four acquisitions, and we expect to close additional acquisitions by year end. Most importantly, our entire team has met the challenge of integrating new operations while continuing to serve the growing needs of our existing clients and develop new relationships. We continue to be steadfast in our commitment to increase shareholder value over time through a combination of organic growth and strategic acquisitions.”

Financial highlights of the three months ended September 30, 2021:

•	Gross revenue of $39.7 million, a year-over-year increase of 25%

•	Net service billing[1] of $35.7 million, a year-over-year increase of 41%

•	Adjusted EBITDA[1] of $4.4 million

•	Adjusted EBITDA margin, net [1] of 12.4%

•	Net income of $0.4 million

•	Acquired revenue accounted for $2.3 million, or 6%, of gross revenue

•	Backlog[1] of $139 million, an increase of 13% from June 30, 2021

Financial highlights of the nine months ended September 30, 2021:

•	Gross revenue of $108.0 million, a year-over-year increase of 17%

•	Net service billing[1] of $97.1 million, a year-over-year increase of 26%

•	Adjusted EBITDA[1] of $12.7 million, a year-over-year increase of 20%

•	Adjusted EBITDA margin, net [1] of 13.1%

•	Net income of $0.9 million

•	Acquired revenue accounted for $6.8 million, or 6% of gross revenue

Other Recent Business Highlights:

•	Closed on the acquisition of Triangle Site Design in Raleigh, NC on October 1, 2021

•	Closed on the acquisition of PCD Engineering in Denver, CO on October 8, 2021

•	Closed on the acquisition of BTM Engineering in Louisville, KY on October 15, 2021

Year-End Guidance:

The Company is increasing its full year 2021 outlook for Net Service Billing to be in the range of $130 to $133 million and Adjusted EBITDA of approximately $16.5 million from previous guidance of $125 to $130 million of Net Service Billing and $15.0—$15.6 million of Adjusted EBITDA. The Company is introducing its 2022 outlook for Net Service Billing to be in the range of $150 to $170 million, with Adjusted EBITDA expected to be in the range of $20 – $24 million. The current outlook for

2021 and 2022 is based on completed acquisitions as of the date of this release and does not include contributions from any future acquisitions. The Company expects to continue making strategic and financially accretive acquisitions that are not yet reflected in this current outlook. Management will discuss the Company’s acquisition pipeline during its upcoming earnings call.

“We are updating our outlook for 2021 in part as a result of acquisitions closed since our last earnings call,” said Bruce Labovitz, Chief Financial Officer of Bowman. “As is our practice, our current outlook does not include future acquisitions, since we cannot offer assurance that they will close in a timely manner. We are generating free cash flow and anticipate our current capital being sufficient to meet our near-term acquisition needs. As we continue to deploy our capital and increase scale, we expect to achieve margin expansion with respect to Adjusted EBITDA, resulting in increased free cash flow from operations.”

[1]	Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

Q3 2021 Earnings Webcast

Bowman will host an earnings webcast to discuss the results of the quarter as follows:

Date:	November 11, 2021
Time:	9:00 a.m. Eastern Time
Hosts:	Gary Bowman, Chairman and CEO and Bruce Labovitz, Chief Financial Officer
Where:	http://investors.bowman.com

About Bowman Consulting Group Ltd.

Headquartered in Reston, Virginia, Bowman is an established professional services firm delivering innovative engineering solutions to customers who own, develop, and maintain the built environment. With over 900 employees in more than 30 offices throughout the United States, Bowman provides a variety of planning, engineering, construction management, commissioning, environmental consulting, geomatics, survey, land procurement and other technical services to customers operating in a diverse set of regulated end markets. On May 11, 2021, Bowman completed its $53.3 million initial public offering and began trading on the Nasdaq under the symbol BWMN. For more information, visit bowman.com.

Contact:

Investor Relations

Bruce Labovitz

ir@bowman.com

(703) 787-3403

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. These risks and uncertainties are detailed in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 424B4 dated May 6, 2021, which is available on the SEC’s website at sec.gov. Such risks and uncertainties may be amplified by the COVID-19 pandemic and its potential impact on our business and the global economy. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Non-GAAP Financial Measures and Other Key Metrics

We supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, with certain non-GAAP financial measures, as described below, to help represent, explain, and understand our operating performance. These non-GAAP financial measures may be different than similarly referenced measures used by other companies. The non-GAAP measures are intended to enhance investors’ overall understanding and evaluation of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We present these non-GAAP financial measures to assist investors in seeing our financial performance in a manner more aligned with management’s view and believe these measures provide additional tools by which investors can evaluate our core financial performance over multiple periods relative to other companies in our industry. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this press release.

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(Amounts in thousands except per share data)

(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2021	2020	2021	2020
Gross Contract Revenue	$39,715	$31,766	$108,041	$92,126
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	15,531	13,035	42,873	36,768
Sub-consultants and expenses	3,967	6,354	10,967	14,814

Total contract costs	19,498	19,389	53,840	51,582

Operating Expenses:
Selling, general and administrative	18,373	14,425	48,328	38,555
Depreciation and amortization	1,598	311	4,506	952
(Gain) loss on sale	(46)	(30)	(99)	(45)

Total operating expenses	19,925	14,706	52,735	39,462
Income (loss) from operations	292	(2,329)	1,466	1,082

Other (income) expense	314	(102)	706	(179)

Income (loss) before tax expense	(22)	(2,227)	760	1,261
Income tax (benefit) expense	(379)	(979)	(139)	467

Net income (loss)	$357	$(1,248)	$899	$794

Earnings allocated to non-vested shares	71	—	165	41

Net income (loss) attributable to common shareholders	$286	$(1,248)	$734	$753

Earnings (loss) per share
Basic	$0.03	$(0.22)	$0.10	$0.14
Diluted	$0.03	$(0.22)	$0.10	$0.13
Weighted average shares outstanding:
Basic	8,920,505	5,567,523	7,003,462	5,569,177
Diluted	8,935,274	5,567,523	7,008,440	5,604,804

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands except per share data)

	September 30, 2021	December 31, 2020
	(unaudited)
ASSETS
Current Assets
Cash and equivalents	$38,745	$386
Accounts Receivable, net	34,964	24,183
Contract assets	8,668	7,080
Notes receivable—officers, employees, affiliates, current portion	1,120	1,182
Prepaid and other current assets	3,858	2,271

Total current assets	87,355	35,102
Non-Current Assets
Property and equipment, net	17,864	15,357
Goodwill	13,484	9,179
Notes receivable	903	903
Notes receivable—officers, employees, affiliates, less current portion	1,273	1,297
Other intangible assets, net	2,789	1,131
Other assets	687	669

Total Assets	$124,355	$63,638

LIABILITIES AND EQUITY
Current Liabilities
Bank line of credit	—	3,481
Accounts payable and accrued liabilities, current portion	18,634	12,203
Contract liabilities	2,558	1,943
Notes payable, current portion	2,222	1,592
Deferred rent, current portion	674	619
Capital lease obligation, current portion	4,625	3,495

Total current liabilities	28,713	23,333
Non-Current Liabilities
Other non-current obligations	1,243	1,244
Notes payable, less current portion	4,377	2,829
Deferred rent, less current portion	4,217	4,278
Capital lease obligation, less current portion	8,855	7,503
Deferred tax liability, net	5,133	6,472
Common shares subject to repurchase	7	842

Total liabilities	$52,545	$46,501

Shareholders’ Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 30,000,000 shares authorized; 13,367,535 shares issued and 11,179,120 outstanding, and 7,840,244 shares issued and 5,744,594 outstanding, respectively	134	2
Additional paid-in-capital	113,531	58,866
Treasury Stock, at cost; 2,188,415 and 2,095,650, respectively	(17,215)	(16,022)
Stock subscription notes receivable	(439)	(609)
Accumulated deficit	(24,201)	(25,100)

Total shareholders’ equity	$71,810	$17,137

TOTAL LIABILITIES AND EQUITY	$124,355	$63,638

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended September 30,
	2021	2020
Cash Flows from Operating Activities:
Net Income	$899	$794
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization—property, plant and equipment	4,283	762
Amortization of intangible assets	223	190
Gain on sale of assets	(99)	(45)
Bad debt	266	2,507
Stock based compensation	5,341	4,055
Deferred taxes	(1,340)	297
Deferred rent	(6)	562
Changes in operating assets and liabilities
Accounts Receivable	(10,015)	369
Contract Assets	(961)	4,179
Prepaid expenses	(430)	702
Other Assets	(1,032)	(285)
Accounts payable and accrued expenses	6,132	819
Contract Liabilities	(31)	(5,977)

Net cash provided by operating activities	3,230	8,929
Cash Flows from Investing Activities:
Purchases of property and equipment	(609)	(930)
Proceeds from sale of assets	100	45
Amounts advanced under loans to shareholders	(473)	(878)
Payments received under loans to shareholders	88	195
Amounts advanced under notes receivable	—	(414)
Payments received under notes receivable	—	4
Acquisitions of businesses, net of cash acquired	(3,000)	—
Collections under stock subscription notes receivable	170	144

Net cash used in investing activities	(3,724)	(1,834)

Cash Flows from Financing Activities:
Proceeds from initial public offering, net of underwriting discounts and commissions and other offering costs	47,104	—
Net payments under revolving line of credit	(3,481)	(5,717)
Repayments under fixed line of credit	(540)	(306)
Borrowings under fixed line of credit	—	1,985
Repayment under notes payable	(735)	(1,496)
Payments on capital leases	(3,208)	(189)
Payment of contingent consideration from acquisitions	(2)	(104)
Payments for purchase of treasury stock	(582)	(1,261)
Proceeds from issuance of common stock	297	45

Net cash provided by (used in) financing activities	38,853	(7,043)

Net increase in cash and cash equivalents	38,359	52

Cash and cash equivalents, beginning of period	386	509

Cash and cash equivalents, end of period	$38,745	$561

BOWMAN CONSULTING GROUP LTD.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Amounts in thousands except per share data)

(Unaudited)

	For the Three Months Ended September 30,
	2021	2020
Gross revenue	$39,715	$31,766
Less: sub-consultants and other direct expenses	3,967	6,354

Net services billing	$35,748	$25,412

	For the Three Months Ended September 30,
	2021	2020	$ Change	%Change
Net Income	$357	$(1,248)	$1,605	(128.6%)
+ interest expense	216	118	98	83.1%
+ depreciation & amortization	1,598	311	1,287	413.5%
+ tax expense	(379)	(979)	600	(61.3%)

EBITDA	$1,792	$(1,798)	$3,590	(199.6%)
+ non-recurring operating lease rent	—	641	(641)	(100.0%)
+ non-cash stock compensation	2,634	3,546	(912)	(25.7%)
+ transaction related expenses	—	—	—	0.0%
+ settlements and other non-core expenses	—	1,461	(1,461)	(100.0%)

Adjusted EBITDA	$4,426	$3,850	$576	15.0%
Adjusted EBITDA margin, net	12.4%	15.2%

	For the Nine Months Ended September 30,
	2021	2020
Gross revenue	$108,041	$92,126
Less: sub-consultants and other direct expenses	10,967	14,814

Net services billing	$97,074	$77,312

	For the Nine Months Ended September 30,
	2021	2020	$ Change	% Change
Net Income	$899	$794	$105	13.2%
+ interest expense	650	367	283	77.2%
+ depreciation & amortization	4,506	952	3,554	373.4%
+ tax expense	(139)	467	(606)	(129.8%)

EBITDA	$5,916	$2,580	$3,336	129.3%
+ non-recurring operating lease rent	—	2,430	(2,430)	(100.0%)
+ non-cash stock compensation	5,341	4,082	1,259	30.9%
+ transaction related expenses	1,440	—	1,440	100.0%
+ settlements and other non-core expenses	—	1,461	(1,461)	(100.0%)

Adjusted EBITDA	$12,697	$10,553	$2,144	20.3%
Adjusted EBITDA margin, net	13.1%	13.6%

Backlog	September 30, 2021	December 31, 2020
Building Infrastructure [1]	53%	43%
Transportation	21%	28%
Power & Utilities	22%	25%
Other Emerging Markets	4%	4%

[1]	formerly referred to as Communities, homes & buildings

BOWMAN CONSULTING GROUP LTD.

GROSS CONTRACT REVENUE COMPOSITION

(Amounts in thousands)

(Unaudited)

	For the Three Months Ended September 30,
Consolidated Gross Contract Revenue	2021	%GCR	2020	%GCR	Change	% Change
Building Infrastructure [1]	$28,303	71.3%	$20,183	63.5%	$8,120	40.2%
Transportation	4,033	10.2%	5,929	18.7%	(1,896)	(32.0%)
Power & Utilities	6,295	15.8%	4,943	15.6%	1,352	27.4%
Other emerging markets [2]	1,084	2.7%	711	2.2%	373	52.5%

Total:	$39,715	100.0%	$31,766	100.0%	$7,949	25.0%

Organic	$37,380	94.1%	$31,766	100.0%	$5,614	17.7%
Acquired	2,335	5.9%	—	0.0%	2,335	100.0%

	For the Nine Months Ended September 30,
Consolidated Gross Contract Revenue	2021	%GCR	2020	%GCR	Change	% Change
Building Infrastructure [1]	$74,511	69.0%	$56,191	61.0%	$18,320	32.6%
Transportation	12,344	11.4%	16,217	17.6%	(3,873)	(23.9%)
Power & Utilities	17,524	16.2%	16,133	17.5%	1,391	8.6%
Other emerging markets [2]	3,662	3.4%	3,585	3.9%	77	2.1%

Total:	$108,041	100.0%	$92,126	100.0%	$15,915	17.3%

Organic	$101,216	93.7%	$92,126	100.0%	$9,090	9.9%
Acquired	6,825	6.3%	—	0.0%	6,825	100.0%

[1]	formerly referred to as Communities, homes & buildings
[2]	represents renewable energy, mining, water resources and other